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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated November 24, 1999 included in the form 10-K, into the Company's previously filed Registration Statements (Files No's. 333-85187 and 333-95653) on Form 8.



                                                        /s/ Arthur Andersen LLP


San Jose, California
January 26, 2000